EXHIBIT 99.1

             Morgan Stanley 4th Quarter Earnings Up 18%;
             Full Year Earnings Increase to $4.5 Billion;
                   Return on Equity for Year is 17%;
                       Dividend Increased by 8%

    NEW YORK--(BUSINESS WIRE)--Dec. 21, 2004--Morgan Stanley (NYSE:
MWD) today reported net income for the fiscal year of $4,486 million, an 18 percent increase from last year's $3,787 million. Net revenues (total revenues less interest expense and the provision for loan losses) of $23.8 billion rose 14 percent from a year ago, while non-interest expenses of $17.1 billion increased 13 percent over the same period. The effective annual tax rate was 28.5 percent in 2004 compared to 29.0 percent in 2003. Diluted earnings per share were $4.06, compared to $3.45 a year ago. The return on average common equity was 16.8 percent compared to 16.4 percent a year ago.
    Net income for the fourth quarter ended November 30, 2004 was $1,200 million, up 18 percent from the fourth quarter of 2003 and 43 percent ahead of the third quarter of 2004. Fourth quarter net revenues were $5.4 billion, 7 percent ahead of last year's fourth quarter and equal to this year's third quarter. Non-interest expenses of $3.8 billion represented a 6 percent increase from last year but were 9 percent lower than last quarter. Diluted earnings per share were $1.09 compared to $0.92 a year ago and $0.76 in the third quarter. The annualized return on average common equity for the fourth quarter was 17.4 percent compared with 16.9 percent a year ago and
12.3 percent last quarter.

    Full Year Business Highlights

    -- Institutional Securities' investment banking revenues of $3.0 billion were 44 percent above last year.

    -- For the first eleven months of calendar 2004, the Company increased its market share and ranked first in global equity and global IPOs, and second in global completed M&A. The
        Company also ranked second in global debt issuances.

    --  Fixed income achieved record sales and trading results.

    -- Investment Management's assets under management reached $424 billion at year-end, a 19 percent increase from a year ago. Net customer related flows were $29 billion for the year.

    -- Discover Card pre-tax earnings rose 16 percent from a year ago to a record $1.3 billion.

    -- In November, Discover Card announced the agreement to acquire the PULSE debit card network, which will enable Discover to offer expanded services to financial institutions, merchants and consumers in the rapidly expanding debit card market.

    Philip J. Purcell, Chairman & CEO, said in a statement, "We are pleased with our fourth quarter and full year results. Fixed income and Discover Card had record years, investment banking activity has picked up significantly, and both equities and investment management made strong contributions to earnings. It's clear that our client focused strategy is working. Our focus in 2005 will be on improving margins and leveraging the strategic mix of our businesses."
    The Company also announced that its Board of Directors declared a $0.27 quarterly dividend per common share -- an 8 percent increase from $0.25 per common share in the previous quarter. The dividend is payable on January 31, 2005 to common shareholders of record on January 14, 2005.

    INSTITUTIONAL SECURITIES

    FULL YEAR

    The Company's Institutional Securities business posted pre-tax income(1) of $4,097 million, a 12 percent increase from 2003. Net revenues rose 17 percent to $13.1 billion, driven by record results in fixed income and significant increases in advisory and equities. Non-interest expenses rose 19 percent to $9.0 billion, reflecting higher compensation levels and costs associated with increased business activity.
    Fixed income sales and trading revenues were $5.6 billion, up 4 percent from a strong performance in 2003. The increase was driven by a record year in commodities and improved results in credit products, while interest rate & currency products declined slightly from last year's record revenues. Commodities benefited as tight oil supplies, growing demand and global political instability drove energy prices and volatility higher. Credit products benefited from increased customer flows and favorable trading conditions.
    Equity sales and trading revenues rose 13 percent to $4.1 billion. Prime brokerage had a record year driven by robust growth in client asset balances. Equity cash revenues increased reflecting higher market volumes and derivatives increased modestly despite continued low levels of volatility.
    Advisory revenues rose 75 percent to $1.2 billion, reflecting a significant increase in the Company's market share from 18 percent to 27 percent(2) and a 33 percent increase in industry-wide completed M&A activity. Underwriting revenues rose 29 percent from last year to $1.9 billion. Equity underwriting revenues rose 55 percent compared to a 45 percent increase in industry wide activity. In a resurgent IPO market, the Company ranked first in global IPO market share,(3) completing 42 transactions compared to 14 a year ago. Fixed income underwriting revenues rose 8 percent, compared to a 4 percent increase in industry-wide activity. High yield and securitized products drove the increase in revenues.
    For the calendar year-to-date, the Company ranked first in global equity and equity-linked issuances with an 11 percent market share, first in global IPOs with an 11 percent market share, second in global debt issuances with a 7 percent market share, second in completed global M&A with a 27 percent market share and fifth in announced global M&A with a 21 percent market share.(3)

    FOURTH QUARTER

    Pre-tax income was $1,097 million for the quarter, up slightly from $1,064 million in the fourth quarter of 2003. A 9 percent increase in net revenues to $2.8 billion, reflecting improved results in advisory and equity sales and trading, was offset by a 13 percent increase in non-interest expenses reflecting higher compensation levels and costs associated with increased business activity.

    -- Fixed income sales and trading net revenues were $890 million, down 9 percent from the fourth quarter of 2003. Revenues declined significantly in interest rate & currency products, as a decline in interest rate volatility in the U.S. and most major countries resulted in a less favorable trading environment. Credit products revenues were down modestly this quarter, as lower investment grade and high yield were partially offset by an increase in securitized products. Commodities achieved a record quarter, driven by a strong performance in oil liquids, which benefited from increased market volatility.

    -- Equity sales and trading net revenues of $966 million rose 5 percent from the prior year -- driven by higher revenues in the Company's prime brokerage and cash businesses.

    -- Advisory revenues were $290 million, up 29 percent from fourth quarter 2003, driven by a 47 percent increase in industry-wide completed M&A activity and an increase in the Company's completed M&A global market share from 14 percent to 16 percent.(4)

    -- Total underwriting revenues declined 4 percent from last year's fourth quarter to $377 million. Equity underwriting revenues declined 7 percent despite a 19 percent increase in industry volume, and fixed income underwriting revenues were virtually unchanged.

    INDIVIDUAL INVESTOR GROUP

    FULL YEAR

    The Individual Investor Group reported pre-tax income of $371 million, down 20 percent from $464 million in fiscal 2003 -- largely driven by higher non-interest expenses. In the fourth quarter of 2004, the Company changed its method of accounting to recognize certain asset management and account fees over the relevant contract period as compared to when billed. This change decreased net revenues by $107 million, non-interest expenses by $27 million and pre-tax income by $80 million for both the full year and quarterly results.
    Net revenues for the year were $4.6 billion, a 9 percent increase over a year ago, reflecting higher asset management, distribution and administration fees driven primarily by an increase in client assets in fee-based accounts. Commission revenues also increased, due to higher equity market volumes. Total non-interest expenses were $4.2 billion, a 12 percent increase from a year ago. The increase was driven by higher compensation expenses reflecting higher revenues, and higher professional services expenses including sub-advisory, consulting and legal costs. Total client assets increased to $602 billion, up 7 percent from fiscal 2003 year-end. Client assets in fee-based accounts rose 21 percent to $157 billion at fiscal year-end and increased as a percentage of total client assets to 26 percent from 23 percent. The number of global financial advisors was 10,962 -- a decline of 124 from a year ago.

    FOURTH QUARTER

    IIG pre-tax income for the fourth quarter was $51 million, a decline of 67 percent from $153 million a year ago -- reflecting a 7 percent decline in net revenues and a 2 percent increase in non-interest expenses.

    -- Net revenues fell 7 percent to $1.1 billion, due to the change in the recognition of certain asset management and account fees discussed above and a decline in principal transactions revenues.

    -- Non-interest expenses increased 2 percent from a year ago to $1.0 billion on higher professional services expenses driven by increases in consulting expenses and sub-advisory fees.

    -- During the quarter, total client assets increased by $26 billion, or 5 percent, to $602 billion. Client assets in fee-based accounts increased by $11 billion, or 8 percent, to $157 billion and the number of global financial advisors increased by 177 to 10,962.

    INVESTMENT MANAGEMENT

    FULL YEAR

    Investment Management reported pre-tax income of $827 million, up 72 percent from last year's $482 million. The increase reflects a 20 percent increase in net revenues to $2.7 billion, driven by an increase in asset management fees and higher investment gains. Non-interest expenses increased 7 percent to $1.9 billion, largely due to higher compensation expense reflecting higher revenues, and an increase in professional services expenses driven by higher consulting, sub-advisory and legal costs. Assets under management at November 30, 2004 were $424 billion, up $67 billion, or 19 percent, from a year ago -- as a result of both market appreciation and positive net flows. Among full-service brokerage firms, the Company had the highest number of domestic funds (42) receiving one of Morningstar's two highest ratings.(5) The percent of the Company's fund assets performing in the top half of the Lipper rankings was 71 percent over one year, 75 percent over three years and 73 percent over five years. Performance for the one and three year time periods was significantly better than a year ago.(6) Investment gains for the year were $248 million, a $229 million increase from a year ago. The largest gains were associated with the Company's holdings in Vanguard Health Systems, Inc. and Ping An Insurance (Group) Company of China, Ltd.

    FOURTH QUARTER

    Investment Management's pre-tax income was $231 million, a 138 percent increase from $97 million in the fourth quarter of 2003. The increase reflected a 20 percent increase in net revenues to $714 million, driven by significantly higher investment gains and an increase in average assets under management. Non-interest expenses declined 3 percent to $483 million. Institutional assets rose $22 billion during the fourth quarter and $58 billion over the past twelve months to $222 billion. Retail assets increased $8 billion during the quarter and $9 billion from a year ago to $202 billion.

    CREDIT SERVICES

    FULL YEAR

    Credit Services pre-tax income was a record $1,272 million on a managed basis, up 16 percent from 2003 earnings of $1,093 million. The increase in earnings was driven by a decline in the provision for loan losses, reflecting improved credit quality -- that more than offset lower net interest income and merchant and cardmember fees. Non-interest expenses were relatively flat as higher marketing expenses were offset by lower compensation. The managed credit card charge-off rate decreased 60 basis points from a year ago to 6.00 percent, benefiting from the effect of the Company's credit and collection initiatives and an industry-wide improvement in credit quality. The over-30-day-delinquency rate decreased 142 basis points to 4.55 percent and the over-90-day-delinquency rate was 64 basis points lower at 2.18 percent. Managed credit card loans were $48.3 billion at fiscal year-end -- virtually unchanged from a year ago. On a managed basis, net interest income fell $246 million from a year ago to $4.4 billion, reflecting lower average credit card loan balances, partially offset by an increase in the interest rate spread. Merchant and cardmember fees decreased $136 million, largely as a result of lower late and overlimit fees.

    FOURTH QUARTER

    Credit Services posted fourth quarter pre-tax income of $279 million on a managed basis, up 33 percent from a year ago. The increase was driven by a decline in the provision for loan losses, partially offset by a decrease in net interest income, lower merchant and cardmember fees and higher non-interest expenses.

    -- Managed credit card loans of $48.3 billion were virtually unchanged from a year ago and up 2 percent from the end of the third quarter. Net interest income declined $112 million from a year ago, reflecting a decrease in average credit card loan balances and a narrowing of the interest rate spread.

    -- Merchant and cardmember fees were $485 million, down 5 percent from a year ago, due to lower late and overlimit fees and higher cardmember rewards, partially offset by higher balance transfer fees and merchant discount revenues. The decline in late fees primarily reflected lower credit card delinquencies, while the increase in merchant discount revenue was driven by higher sales activity.

    -- Total transaction volume was $25.7 billion, a 12 percent increase from a year ago and the second highest quarterly volume.

    -- The credit card net charge-off rate was 5.45 percent, 142 basis points lower than last year's fourth quarter and 31 basis points lower than this year's third quarter. The over-30-day-delinquency rate declined 26 basis points from the third quarter to 4.55 percent, and the over-90-day-delinquency rate declined 4 basis points over the same period to 2.18 percent. The charge-off rate is at its lowest level in more than three years, while the over-30-day-delinquency rate is lower than at any time since 1995.

    -- Non-interest expenses of $621 million rose 3 percent from a year ago, due to increased marketing expenses.

    Total capital at November 30, 2004 was $110.8 billion, including $31.1 billion of common shareholders' equity and junior subordinated debt issued to capital trusts. Book value per common share was $25.95, based on quarter-end shares outstanding of 1.1 billion.
    The Company repurchased approximately 23 million shares of its common stock during the 2004 fiscal year. The Company currently anticipates that it will increase common stock repurchases pursuant to its publicly announced equity anti-dilution program and expects that these repurchases will be between 35 million and 80 million shares for fiscal 2005. The actual amount of the repurchases will be subject to market conditions and certain other factors.
    Morgan Stanley is a global financial services firm and a market leader in securities, investment management and credit services. With more than 600 offices in 28 countries, Morgan Stanley connects people, ideas and capital to help clients achieve their financial aspirations.

    Access this press release on-line @www.morganstanley.com

    (See Attached Schedules)

    This release may contain forward-looking statements. These statements, which reflect management's beliefs and expectations, are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of the risks and uncertainties that may affect the Company's future results, please see "Forward-Looking Statements" immediately preceding Part I, Item 1, "Certain Factors Affecting Results of Operations" under "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Part II, Item 7, and "Competition" and "Regulation" in
Part I, Item 1 of the Company's Annual Report on Form 10-K/A for the fiscal year ended November 30, 2003, "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Quarterly Reports on Form 10-Q (and any amendments thereto) for fiscal 2004.
    (1) Represents income from continuing operations before losses from unconsolidated investees, taxes and dividends on preferred securities subject to mandatory redemption.
    (2) Source: Thomson Financial - for the periods: January 1, 2003 to November 30, 2003 and January 1, 2004 to November 30, 2004.
    (3) Source: Thomson Financial - for the period January 1, 2004 to November 30, 2004.
    (4) Source: Thomson Financial - for the periods: September 1, 2003 to November 30, 2003 and September 1, 2004 to November 30, 2004.
    (5) Full service brokerage firms include Morgan Stanley, Merrill Lynch, Citigroup and Prudential. As of November 30, 2004.
    (6) As of November 30, 2004 and November 30, 2003.

                            MORGAN STANLEY
                          Financial Summary
                   (unaudited, dollars in millions)

                                          Quarter Ended
                                   --------------------------    %
                                   Nov 30, 2004  Nov 30, 2003  Change
                                   ------------  ------------  ------
Net revenues
 Institutional Securities           $     2,836   $     2,603      9%
 Individual Investor Group                1,071         1,153     (7%)
 Investment Management                      714           595     20%
 Credit Services                            900           811     11%
 Intersegment Eliminations                  (72)          (75)     4%
                                   ------------  ------------
  Consolidated net revenues         $     5,449   $     5,087      7%
                                   ============  ============
Income before taxes (1)
 Institutional Securities           $     1,097   $     1,064      3%
 Individual Investor Group                   51           153    (67%)
 Investment Management                      231            97    138%
 Credit Services                            279           209     33%
 Intersegment Eliminations                   29            28      4%
                                   ------------  ------------
  Consolidated income before taxes  $     1,687   $     1,551      9%
                                   ============  ============

Earnings per basic share:
 Income from continuing operations  $      1.11   $      0.94     18%
 Loss from discontinued operations  $       -     $       -        --
Earnings per basic share            $      1.11   $      0.94     18%

Earnings per diluted share:
 Income from continuing operations  $      1.09   $      0.92     18%
 Loss from discontinued operations  $       -     $       -        --
Earnings per diluted share          $      1.09   $      0.92     18%

Average common shares outstanding
 Basic                                  1,076.2       1,077.9
 Diluted                                1,098.3       1,103.3
Period end common shares outstanding    1,087.1       1,084.7

Return on common equity                   17.4%         16.9%

--------------------------
(1) Represents consolidated income from continuing operations before losses from unconsolidated investees, taxes and dividends on preferred securities subject to mandatory redemption.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
                           Financial Summary
                   (unaudited, dollars in millions)

                                          Quarter Ended
                                   --------------------------    %
                                   Nov 30, 2004  Aug 31, 2004  Change
                                   ------------  ------------  ------
Net revenues
 Institutional Securities           $     2,836   $     2,776      2%
 Individual Investor Group                1,071         1,124     (5%)
 Investment Management                      714           692      3%
 Credit Services                            900           897      --
 Intersegment Eliminations                  (72)          (64)   (13%)
                                   ------------  ------------
  Consolidated net revenues         $     5,449   $     5,425      --
                                   ============  ============
Income before taxes (1)
 Institutional Securities           $     1,097   $       682     61%
 Individual Investor Group                   51            22    132%
 Investment Management                      231           217      6%
 Credit Services                            279           330    (15%)
 Intersegment Eliminations                   29            31     (6%)
                                   ------------  ------------
  Consolidated income before taxes  $     1,687   $     1,282     32%
                                   ============  ============

Earnings per basic share:
 Income from continuing operations  $      1.11   $      0.80     39%
 Loss from discontinued operations  $       -     $     (0.02)     *
Earnings per basic share            $      1.11   $      0.78     42%

Earnings per diluted share:
 Income from continuing operations  $      1.09   $      0.78     40%
 Loss from discontinued operations  $       -     $     (0.02)     *
Earnings per diluted share          $      1.09   $      0.76     43%

Average common shares outstanding
 Basic                                  1,076.2       1,081.4
 Diluted                                1,098.3       1,105.5
Period end common shares outstanding    1,087.1       1,096.7

Return on common equity                   17.4%         12.3%

--------------------------
(1) Represents consolidated income from continuing operations before losses from unconsolidated investees, taxes and dividends on preferred securities subject to mandatory redemption.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
                          Financial Summary
                   (unaudited, dollars in millions)

                                        Twelve Months Ended
                                    --------------------------   %
                                    Nov 30, 2004  Nov 30, 2003 Change
                                    ------------  ------------ ------
Net revenues
 Institutional Securities            $    13,063   $    11,211    17%
 Individual Investor Group                 4,615         4,242     9%
 Investment Management                     2,738         2,276    20%
 Credit Services                           3,634         3,427     6%
 Intersegment Eliminations                  (285)         (299)    5%
                                    ------------  ------------
  Consolidated net revenues          $    23,765   $    20,857    14%
                                    ============  ============
Income before taxes (1)
 Institutional Securities            $     4,097   $     3,645    12%
 Individual Investor Group                   371           464   (20%)
 Investment Management                       827           482    72%
 Credit Services                           1,272         1,093    16%
 Intersegment Eliminations                   118           121    (2%)
                                    ------------  ------------
  Consolidated income before taxes   $     6,685   $     5,805    15%
                                    ============  ============

Earnings per basic share:
 Income from continuing operations   $      4.17   $      3.54    18%
 Loss from discontinued operations   $     (0.02)  $     (0.02)    --
Earnings per basic share             $      4.15   $      3.52    18%

Earnings per diluted share:
 Income from continuing operations   $      4.08   $      3.47    18%
 Loss from discontinued operations   $     (0.02)  $     (0.02)    --
Earnings per diluted share           $      4.06   $      3.45    18%

Average common shares outstanding
 Basic                                   1,080.1       1,076.8
 Diluted                                 1,105.2       1,099.1
Period end common shares outstanding     1,087.1       1,084.7

Return on common equity                    16.8%         16.4%

--------------------------
(1) Represents consolidated income from continuing operations before losses from unconsolidated investees, taxes and dividends on preferred securities subject to mandatory redemption.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-1

                            MORGAN STANLEY
               Consolidated Income Statement Information
                   (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------   %
                                    Nov 30, 2004  Nov 30, 2003 Change
                                    ------------  ------------ ------
Investment banking                   $       746   $       707     6%
Principal transactions:
 Trading                                     934           992    (6%)
 Investments                                 167            11     *
Commissions                                  817           791     3%
Fees:
 Asset management, distribution
  and administration                       1,076           983     9%
 Merchant and cardmember                     326           337    (3%)
 Servicing                                   477           483    (1%)
Interest and dividends                     5,735         4,685    22%
Other                                        142           155    (8%)
                                    ------------  ------------
 Total revenues                           10,420         9,144    14%
Interest expense                           4,748         3,745    27%
Provision for consumer loan losses           223           312   (29%)
                                    ------------  ------------
 Net revenues                              5,449         5,087     7%
                                    ------------  ------------
Compensation and benefits                  1,898         1,782     7%
Occupancy and equipment                      215           212     1%
Brok., clearing and exchange fees            240           233     3%
Info processing and communications           346           343     1%
Marketing and business development           333           256    30%
Professional services                        475           368    29%
Other                                        255           342   (25%)
                                    ------------  ------------
 Total non-interest expenses               3,762         3,536     6%
                                    ------------  ------------
Income from continuing operations
 before losses from unconsolidated
 investees, income taxes and dividends
 on preferred securities subject to
 mandatory redemption                      1,687         1,551     9%
Losses from unconsolidated investees          77           104   (26%)
Provision for income taxes                   411           387     6%
Dividends on preferred securities
 subject to mandatory redemption (1)           -            45     *
                                    ------------  ------------
Income from continuing operations          1,199         1,015    18%
                                    ------------  ------------
Discontinued operations
 Loss/(gain) from discontinued
 operations (including loss on
 disposal of $42 million in 2004)             (2)            2     *
 Income tax (benefit)/provision                1            (1)    *
                                    ------------  ------------
 Loss/(gain) on discontinued
  operations                                  (1)            1     *
                                    ------------  ------------
Net income                           $     1,200   $     1,014    18%
                                    ============  ============

Compensation and benefits
as a % of net revenues                       35%           35%

--------------------------
(1) At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FASB Interpretation No. 46, "Consolidation of Variable Interest Entities". Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
               Consolidated Income Statement Information
                   (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------   %
                                    Nov 30, 2004  Aug 31, 2004 Change
                                    ------------  ------------ ------
Investment banking                   $       746   $       783    (5%)
Principal transactions:
 Trading                                     934           695    34%
 Investments                                 167           125    34%
Commissions                                  817           733    11%
Fees:
 Asset management, distribution
  and administration                       1,076         1,111    (3%)
 Merchant and cardmember                     326           349    (7%)
 Servicing                                   477           459     4%
Interest and dividends                     5,735         5,410     6%
Other                                        142           189   (25%)
                                    ------------  ------------
 Total revenues                           10,420         9,854     6%
Interest expense                           4,748         4,189    13%
Provision for consumer loan losses           223           240    (7%)
                                    ------------  ------------
 Net revenues                              5,449         5,425     --
                                    ------------  ------------
Compensation and benefits                  1,898         2,347   (19%)
Occupancy and equipment                      215           228    (6%)
Brok., clearing and exchange fees            240           231     4%
Info processing and communications           346           326     6%
Marketing and business development           333           279    19%
Professional services                        475           400    19%
Other                                        255           332   (23%)
                                    ------------  ------------
 Total non-interest expenses               3,762         4,143    (9%)
                                    ------------  ------------
Income from continuing operations
 before losses from unconsolidated
 investees, income taxes and dividends
 on preferred securities subject to
 mandatory redemption                      1,687         1,282    32%
Losses from unconsolidated investees          77            77     --
Provision for income taxes                   411           343    20%
Dividends on preferred securities subject
 to mandatory redemption (1)                   -             -     --
                                    ------------  ------------
Income from continuing operations          1,199           862    39%
                                    ------------  ------------
Discontinued operations
 Loss/(gain) from discontinued
 operations (including loss on
 disposal of $42 million in 2004)             (2)           42  (105%)
 Income tax (benefit)/provision                1           (17)  106%
                                    ------------  ------------
 Loss/(gain) on discontinued
  operations                                  (1)           25  (104%)
                                    ------------  ------------
Net income                           $     1,200   $       837    43%
                                    ============  ============

Compensation and benefits
as a % of net revenues                       35%           43%

--------------------------

(1) At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FASB Interpretation No. 46, "Consolidation of Variable Interest Entities". Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
               Consolidated Income Statement Information
                   (unaudited, dollars in millions)

                                       Twelve Months Ended
                                    --------------------------   %
                                    Nov 30, 2004  Nov 30, 2003 Change
                                    ------------  ------------ ------
Investment banking                   $     3,341   $     2,440    37%
Principal transactions:
 Trading                                   5,525         6,192   (11%)
 Investments                                 512            86     *
Commissions                                3,264         2,887    13%
Fees:
 Asset management, distribution
  and administration                       4,412         3,731    18%
 Merchant and cardmember                   1,318         1,379    (4%)
 Servicing                                 1,993         2,015    (1%)
Interest and dividends                    18,590        15,744    18%
Other                                        594           506    17%
                                    ------------  ------------
 Total revenues                           39,549        34,980    13%
Interest expense                          14,859        12,856    16%
Provision for consumer loan losses           925         1,267   (27%)
                                    ------------  ------------
 Net revenues                             23,765        20,857    14%
                                    ------------  ------------
Compensation and benefits                  9,880         8,545    16%
Occupancy and equipment                      849           794     7%
Brok., clearing and exchange fees            932           838    11%
Info processing and communications         1,310         1,288     2%
Marketing and business development         1,129           967    17%
Professional services                      1,549         1,135    36%
Other                                      1,431         1,485    (4%)
                                    ------------  ------------
 Total non-interest expenses              17,080        15,052    13%
                                    ------------  ------------
Income from continuing operations
 before losses from unconsolidated
 investees, income taxes and dividends
 on preferred securities subject to
 mandatory redemption                      6,685         5,805    15%
Losses from unconsolidated investees         328           279    18%
Provision for income taxes                 1,803         1,562    15%
Dividends on preferred securities subject
 to mandatory redemption (1)                  45           154   (71%)
                                    ------------  ------------
Income from continuing operations          4,509         3,810    18%
                                    ------------  ------------
Discontinued operations
 Loss/(gain) from discontinued
 operations (including loss on
 disposal of $42 million in 2004)             38            38     --
 Income tax (benefit)/provision              (15)          (15)    --
                                    ------------  ------------
 Loss/(gain) on discontinued
  operations                                  23            23     --
                                    ------------  ------------
Net income                           $     4,486   $     3,787    18%
                                    ============  ============

Compensation and benefits
as a % of net revenues                       42%           41%

--------------------------
(1) At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FASB Interpretation No. 46, "Consolidation of Variable Interest Entities". Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-2

                            MORGAN STANLEY
        Institutional Securities Income Statement Information
                   (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------   %
                                    Nov 30, 2004  Nov 30, 2003 Change
                                    ------------  ------------ ------
Investment banking                   $       667   $       616     8%
Principal transactions:
 Trading                                     828           836    (1%)
 Investments                                  79            (2)    *
Commissions                                  504           469     7%
Asset management, distribution
 and administration fees                      42            23    83%
Interest and dividends                     5,160         4,125    25%
Other                                        123            89    38%
                                    ------------  ------------
 Total revenues                            7,403         6,156    20%
Interest expense                           4,567         3,553    29%
                                    ------------  ------------
 Net revenues                              2,836         2,603     9%
                                    ------------  ------------

Total non-interest expenses                1,739         1,539    13%
                                    ------------  ------------
Income from continuing operations
 before losses from unconsolidated
 investees, income taxes and dividends
 on preferred securities subject to
 mandatory redemption                      1,097         1,064     3%
Losses from unconsolidated investees          77           104   (26%)
Dividends on preferred securities subject
 to mandatory redemption (1)                   -            45     *
                                    ------------  ------------
Income before taxes and discontinued
 operations                          $     1,020   $       915    11%
                                    ============  ============

Pre-tax profit margin (2)                    39%           39%

--------------------------
(1) At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FIN 46. Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.
(2) Income before taxes and discontinued operations, excluding losses from unconsolidated investees, as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
        Institutional Securities Income Statement Information
                   (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------   %
                                    Nov 30, 2004  Aug 31, 2004 Change
                                    ------------  ------------ ------
Investment banking                   $       667   $       711    (6%)
Principal transactions:
 Trading                                     828           565    47%
 Investments                                  79            38   108%
Commissions                                  504           462     9%
Asset management, distribution
 and administration fees                      42            36    17%
Interest and dividends                     5,160         4,831     7%
Other                                        123           137   (10%)
                                    ------------  ------------
 Total revenues                            7,403         6,780     9%
Interest expense                           4,567         4,004    14%
                                    ------------  ------------
 Net revenues                              2,836         2,776     2%
                                    ------------  ------------

Total non-interest expenses                1,739         2,094   (17%)
                                    ------------  ------------
Income from continuing operations
 before losses from unconsolidated
 investees, income taxes and dividends
 on preferred securities subject to
 mandatory redemption                      1,097           682    61%
Losses from unconsolidated investees          77            77     --
Dividends on preferred securities subject
 to mandatory redemption (1)                   -             -     --
                                    ------------  ------------
Income before taxes and discontinued
 operations                          $     1,020   $       605    69%
                                    ============  ============

Pre-tax profit margin (2)                    39%           25%

--------------------------
(1) At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FIN 46. Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.
(2) Income before taxes and discontinued operations, excluding losses from unconsolidated investees, as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
        Institutional Securities Income Statement Information
                   (unaudited, dollars in millions)

                                       Twelve Months Ended
                                    --------------------------   %
                                    Nov 30, 2004  Nov 30, 2003 Change
                                    ------------  ------------ ------
Investment banking                   $     3,008   $     2,096    44%
Principal transactions:
 Trading                                   5,007         5,541   (10%)
 Investments                                 269            63     *
Commissions                                1,998         1,748    14%
Asset management, distribution
 and administration fees                     144            92    57%
Interest and dividends                    16,367        13,381    22%
Other                                        392           283    39%
                                    ------------  ------------
 Total revenues                           27,185        23,204    17%
Interest expense                          14,122        11,993    18%
                                    ------------  ------------
 Net revenues                             13,063        11,211    17%
                                    ------------  ------------

Total non-interest expenses                8,966         7,566    19%
                                    ------------  ------------
Income from continuing operations
 before losses from unconsolidated
 investees, income taxes and dividends
 on preferred securities subject to
 mandatory redemption                      4,097         3,645    12%
Losses from unconsolidated investees         328           279    18%
Dividends on preferred securities subject
 to mandatory redemption (1)                  45           154   (71%)
                                    ------------  ------------
Income before taxes and discontinued
 operations                          $     3,724   $     3,212    16%
                                    ============  ============

Pre-tax profit margin (2)                    31%           31%

--------------------------
(1) At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FIN 46. Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.
(2) Income before taxes and discontinued operations, excluding losses from unconsolidated investees, as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                             MORGAN STANLEY
         Individual Investor Group Income Statement Information
                    (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------   %
                                    Nov 30, 2004  Nov 30, 2003 Change
                                    ------------  ------------ ------
Investment banking                   $        67   $        80   (16%)
Principal transactions:
 Trading                                     106           156   (32%)
 Investments                                  (2)            -     *
Commissions                                  325           344    (6%)
Asset management, distribution
 and administration fees                     480           441     9%
Interest and dividends                       118            96    23%
Other                                         21            71   (70%)
                                    ------------  ------------
 Total revenues                            1,115         1,188    (6%)
Interest expense                              44            35    26%
                                    ------------  ------------
 Net revenues                              1,071         1,153    (7%)
                                    ------------  ------------

Total non-interest expenses                1,020         1,000     2%
                                    ------------  ------------

Income before taxes                  $        51   $       153   (67%)
                                    ============  ============

Pre-tax profit margin (1)                    5%           13%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                             MORGAN STANLEY
         Individual Investor Group Income Statement Information
                    (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------   %
                                    Nov 30, 2004  Aug 31, 2004 Change
                                    ------------  ------------ ------
Investment banking                   $        67   $        64     5%
Principal transactions:
 Trading                                     106           130   (18%)
 Investments                                  (2)           (3)   33%
Commissions                                  325           281    16%
Asset management, distribution
 and administration fees                     480           536   (10%)
Interest and dividends                       118           103    15%
Other                                         21            57   (63%)
                                    ------------  ------------
 Total revenues                            1,115         1,168    (5%)
Interest expense                              44            44     --
                                    ------------  ------------
 Net revenues                              1,071         1,124    (5%)
                                    ------------  ------------

Total non-interest expenses                1,020         1,102    (7%)
                                    ------------  ------------

Income before taxes                  $        51   $        22   132%
                                    ============  ============

Pre-tax profit margin (1)                    5%            2%

--------------------------
(1)   Income before taxes as a % of net revenues.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                             MORGAN STANLEY
         Individual Investor Group Income Statement Information
                    (unaudited, dollars in millions)

                                       Twelve Months Ended
                                    --------------------------   %
                                    Nov 30, 2004  Nov 30, 2003 Change
                                    ------------  ------------ ------
Investment banking                   $       290   $       305    (5%)
Principal transactions:
 Trading                                     518           651   (20%)
 Investments                                  (5)            4     *
Commissions                                1,327         1,231     8%
Asset management, distribution
 and administration fees                   2,038         1,613    26%
Interest and dividends                       409           370    11%
Other                                        194           217   (11%)
                                    ------------  ------------
 Total revenues                            4,771         4,391     9%
Interest expense                             156           149     5%
                                    ------------  ------------
 Net revenues                              4,615         4,242     9%
                                    ------------  ------------

Total non-interest expenses                4,244         3,778    12%
                                    ------------  ------------

Income before taxes                  $       371   $       464   (20%)
                                    ============  ============

Pre-tax profit margin (1)                    8%           11%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                             MORGAN STANLEY
           Investment Management Income Statement Information
                   (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------   %
                                    Nov 30, 2004  Nov 30, 2003 Change
                                    ------------  ------------ ------
Investment banking                   $        12   $        11     9%
Principal transactions:
 Investments                                  90            13     *
Commissions                                    5             6   (17%)
Asset management, distribution
 and administration fees                     600           557     8%
Interest and dividends                         2             -     *
Other                                          6             9   (33%)
                                    ------------  ------------
 Total revenues                              715           596    20%
Interest expense                               1             1     --
                                    ------------  ------------
 Net revenues                                714           595    20%
                                    ------------  ------------

Total non-interest expenses                  483           498    (3%)
                                    ------------  ------------
Income before taxes                  $       231   $        97   138%
                                    ============  ============

Pre-tax profit margin (1)                   32%           16%

--------------------------
(1)   Income before taxes as a % of net revenues.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                             MORGAN STANLEY
           Investment Management Income Statement Information
                   (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------   %
                                    Nov 30, 2004  Aug 31, 2004 Change
                                    ------------  ------------ ------
Investment banking                   $        12   $         8    50%
Principal transactions:
 Investments                                  90            90     --
Commissions                                    5             7   (29%)
Asset management, distribution
 and administration fees                     600           579     4%
Interest and dividends                         2             3   (33%)
Other                                          6             7   (14%)
                                    ------------  ------------
 Total revenues                              715           694     3%
Interest expense                               1             2   (50%)
                                    ------------  ------------
 Net revenues                                714           692     3%
                                    ------------  ------------

Total non-interest expenses                  483           475     2%
                                    ------------  ------------
Income before taxes                  $       231   $       217     6%
                                    ============  ============

Pre-tax profit margin (1)                   32%           31%

--------------------------
(1)   Income before taxes as a % of net revenues.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                             MORGAN STANLEY
           Investment Management Income Statement Information
                   (unaudited, dollars in millions)

                                       Twelve Months Ended
                                    --------------------------   %
                                    Nov 30, 2004  Nov 30, 2003 Change
                                    ------------  ------------ ------
Investment banking                   $        43   $        39    10%
Principal transactions:
 Investments                                 248            19     *
Commissions                                   27            18    50%
Asset management, distribution
 and administration fees                   2,390         2,177    10%
Interest and dividends                         8             -     *
Other                                         28            29    (3%)
                                    ------------  ------------
 Total revenues                            2,744         2,282    20%
Interest expense                               6             6     --
                                    ------------  ------------
 Net revenues                              2,738         2,276    20%
                                    ------------  ------------

Total non-interest expenses                1,911         1,794     7%
                                    ------------  ------------
Income before taxes                  $       827   $       482    72%
                                    ============  ============

Pre-tax profit margin (1)                   30%           21%

--------------------------
(1)   Income before taxes as a % of net revenues.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                             MORGAN STANLEY
              Credit Services Income Statement Information
                    (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------   %
                                    Nov 30, 2004  Nov 30, 2003 Change
                                    ------------  ------------ ------
Fees:
 Merchant and cardmember             $       326   $       337    (3%)
 Servicing                                   477           483    (1%)
Other                                          1            (5)  120%
                                    ------------  ------------
 Total non-interest revenues                 804           815    (1%)

Interest revenue                             482           487    (1%)
Interest expense                             163           179    (9%)
                                    ------------  ------------
 Net interest income                         319           308     4%

Provision for consumer loan losses           223           312   (29%)
                                    ------------  ------------
 Net credit income                            96            (4)    *
                                    ------------  ------------
 Net revenues                                900           811    11%
                                    ------------  ------------

Total non-interest expenses                  621           602     3%
                                    ------------  ------------
Income before taxes                  $       279   $       209    33%
                                    ============  ============

Pre-tax profit margin (1)                   31%           26%

--------------------------
(1)   Income before taxes as a % of net revenues.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                             MORGAN STANLEY
              Credit Services Income Statement Information
                    (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------   %
                                    Nov 30, 2004  Aug 31, 2004 Change
                                    ------------  ------------ ------
Fees:
 Merchant and cardmember             $       326   $       349    (7%)
 Servicing                                   477           459     4%
Other                                          1            (5)  120%
                                    ------------  ------------
 Total non-interest revenues                 804           803     --

Interest revenue                             482           496    (3%)
Interest expense                             163           162     1%
                                    ------------  ------------
 Net interest income                         319           334    (4%)

Provision for consumer loan losses           223           240    (7%)
                                    ------------  ------------
 Net credit income                            96            94     2%
                                    ------------  ------------
 Net revenues                                900           897     --
                                    ------------  ------------

Total non-interest expenses                  621           567    10%
                                    ------------  ------------
Income before taxes                  $       279   $       330   (15%)
                                    ============  ============

Pre-tax profit margin (1)                   31%           37%

--------------------------
(1)   Income before taxes as a % of net revenues.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                             MORGAN STANLEY
              Credit Services Income Statement Information
                    (unaudited, dollars in millions)

                                        Twelve Months Ended
 --------------------------   %
                                    Nov 30, 2004  Nov 30, 2003 Change
                                    ------------  ------------ ------
Fees:
 Merchant and cardmember             $     1,318   $     1,379    (4%)
 Servicing                                 1,993         2,015    (1%)
Other                                         17            15    13%
                                    ------------  ------------
 Total non-interest revenues               3,328         3,409    (2%)

Interest revenue                           1,893         2,091    (9%)
Interest expense                             662           806   (18%)
                                    ------------  ------------
 Net interest income                       1,231         1,285    (4%)

Provision for consumer loan losses           925         1,267   (27%)
                                    ------------  ------------
 Net credit income                           306            18     *
                                    ------------  ------------
 Net revenues                              3,634         3,427     6%
                                    ------------  ------------

Total non-interest expenses                2,362         2,334     1%
                                    ------------  ------------
Income before taxes                  $     1,272   $     1,093    16%
                                    ============  ============

Pre-tax profit margin (1)                   35%           32%

--------------------------
(1)   Income before taxes as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                             MORGAN STANLEY
              Credit Services Income Statement Information
                    (unaudited, dollars in millions)
                          (Managed loan basis)

                                          Quarter Ended
                                    --------------------------   %
                                    Nov 30, 2004  Nov 30, 2003 Change
                                    ------------  ------------ ------
Fees:
 Merchant and cardmember             $       485   $       512    (5%)
 Servicing                                     -             -     --
Other                                          9             1     *
                                    ------------  ------------
 Total non-interest revenues                 494           513    (4%)

Interest revenue                           1,407         1,517    (7%)
Interest expense                             368           366     1%
                                    ------------  ------------
 Net interest income                       1,039         1,151   (10%)

Provision for consumer loan losses           633           853   (26%)
                                    ------------  ------------
 Net credit income                           406           298    36%
                                    ------------  ------------
 Net revenues                                900           811    11%
                                    ------------  ------------

Total non-interest expenses                  621           602     3%
                                    ------------  ------------
Income before taxes                  $       279   $       209    33%
                                    ============  ============

Pre-tax profit margin (1)                   31%           26%

--------------------------
(1)   Income before taxes as a % of net revenues.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                             MORGAN STANLEY
              Credit Services Income Statement Information
                    (unaudited, dollars in millions)
                          (Managed loan basis)

                                          Quarter Ended
                                    --------------------------   %
                                    Nov 30, 2004  Aug 31, 2004 Change
                                    ------------  ------------ ------
Fees:
 Merchant and cardmember             $       485   $       499    (3%)
 Servicing                                     -             -     --
Other                                          9           (10)    *
                                    ------------  ------------
 Total non-interest revenues                 494           489     1%

Interest revenue                           1,407         1,422    (1%)
Interest expense                             368           337     9%
                                    ------------  ------------
 Net interest income                       1,039         1,085    (4%)

Provision for consumer loan losses           633           677    (6%)
                                    ------------  ------------
 Net credit income                           406           408     --
                                    ------------  ------------
 Net revenues                                900           897     --
                                    ------------  ------------

Total non-interest expenses                  621           567    10%
                                    ------------  ------------
Income before taxes                  $       279   $       330   (15%)
                                    ============  ============

Pre-tax profit margin (1)                   31%           37%

--------------------------
(1)   Income before taxes as a % of net revenues.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                             MORGAN STANLEY
              Credit Services Income Statement Information
                    (unaudited, dollars in millions)
                          (Managed loan basis)

                                         Twelve Months Ended
                                    --------------------------   %
                                    Nov 30, 2004  Nov 30, 2003 Change
                                    ------------  ------------ ------
Fees:
 Merchant and cardmember             $     1,970   $     2,106    (6%)
 Servicing                                     -             -     --
Other                                         50           109   (54%)
                                    ------------  ------------
 Total non-interest revenues               2,020         2,215    (9%)

Interest revenue                           5,803         6,265    (7%)
Interest expense                           1,392         1,608   (13%)
                                    ------------  ------------
 Net interest income                       4,411         4,657    (5%)

Provision for consumer loan losses         2,797         3,445   (19%)
                                    ------------  ------------
 Net credit income                         1,614         1,212    33%
                                    ------------  ------------
 Net revenues                              3,634         3,427     6%
                                    ------------  ------------

Total non-interest expenses                2,362         2,334     1%
                                    ------------  ------------
Income before taxes                  $     1,272   $     1,093    16%
                                    ============  ============

Pre-tax profit margin (1)                   35%           32%

--------------------------
(1)   Income before taxes as a % of net revenues.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
                       Intersegment Eliminations
                   (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------   %
                                    Nov 30, 2004  Nov 30, 2003 Change
                                    ------------  ------------ ------
Investment banking                   $         -   $         -     --
Principal transactions:
 Trading                                       -             -     --
 Investments                                   -             -     --
Commissions                                  (17)          (28)   39%
Asset management, distribution
 and administration fees                     (46)          (38)  (21%)
Interest and dividends                       (27)          (23)  (17%)
Other                                         (9)           (9)    --
                                    ------------  ------------
 Total revenues                              (99)          (98)   (1%)
Interest expense                             (27)          (23)  (17%)
                                    ------------  ------------
 Net revenues                                (72)          (75)    4%
                                    ------------  ------------

Total non-interest expenses                 (101)         (103)    2%
                                    ------------  ------------
Income before taxes                  $        29   $        28     4%
                                    ============  ============

--------------------------
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
                       Intersegment Eliminations
                   (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------   %
                                    Nov 30, 2004  Aug 31, 2004 Change
                                    ------------  ------------ ------
Investment banking                   $         -   $         -     --
Principal transactions:
 Trading                                       -             -     --
 Investments                                   -             -     --
Commissions                                  (17)          (17)    --
Asset management, distribution
 and administration fees                     (46)          (40)  (15%)
Interest and dividends                       (27)          (23)  (17%)
Other                                         (9)           (7)  (29%)
                                    ------------  ------------
 Total revenues                              (99)          (87)  (14%)
Interest expense                             (27)          (23)  (17%)
                                    ------------  ------------
 Net revenues                                (72)          (64)  (13%)
                                    ------------  ------------

Total non-interest expenses                 (101)          (95)   (6%)
                                    ------------  ------------
Income before taxes                  $        29   $        31    (6%)
                                    ============  ============

--------------------------
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
                       Intersegment Eliminations
                   (unaudited, dollars in millions)

                                         Twelve Months Ended
                                    --------------------------   %
                                    Nov 30, 2004  Nov 30, 2003 Change
                                    ------------  ------------ ------
Investment banking                   $         -   $         -     --
Principal transactions:
 Trading                                       -             -     --
 Investments                                   -             -     --
Commissions                                  (88)         (110)   20%
Asset management, distribution
 and administration fees                    (160)         (151)   (6%)
Interest and dividends                       (87)          (98)   11%
Other                                        (37)          (38)    3%
                                    ------------  ------------
 Total revenues                             (372)         (397)    6%
Interest expense                             (87)          (98)   11%
                                    ------------  ------------
 Net revenues                               (285)         (299)    5%
                                    ------------  ------------

Total non-interest expenses                 (403)         (420)    4%
                                    ------------  ------------
Income before taxes                  $       118   $       121    (2%)
                                    ============  ============

--------------------------
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                             MORGAN STANLEY
               Financial Information and Statistical Data
                              (unaudited)

                                          Quarter Ended
                                    --------------------------   %
                                    Nov 30, 2004  Nov 30, 2003 Change
                                    ------------  ------------ ------

Total assets (millions)              $   775,410   $   602,843    29%
Adjusted assets (millions) (1)       $   438,333   $   388,586    13%
Period end common shares
 outstanding (millions)                  1,087.1       1,084.7     --
Book value per common share          $     25.95   $     22.93    13%
Shareholders' equity (millions) (2)  $    31,103   $    27,677    12%
Total capital (millions) (3)         $   110,793   $    82,769    34%
Worldwide employees                       53,284        51,196     4%

Average Daily 99%/One-Day Value-at-Risk ("VaR") (4)
Primary Market Risk Category ($ millions, pre-tax)
  Interest rate and credit spread    $        51   $        45
  Equity price                                37            29
  Foreign exchange rate                       10            13
  Commodity price                             30            26
  Aggregate trading VaR              $        80   $        61

--------------------------
(1) Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions.
    See page F-19 for further information.

(2) At August 31, 2004 and November 30, 2004, shareholders' equity includes $2,897 million of junior subordinated debt issued to capital trusts that in prior periods was classified as preferred securities subject to mandatory redemption. This amount was reclassified to long-term debt at February 29, 2004 pursuant to the adoption of FIN 46. See Note 12 to the Consolidated Financial Statements in the Company's Form 10-K/A for fiscal 2003. At the prior quarter ends, shareholders' equity included preferred securities subject to mandatory redemption. The junior subordinated debt issued to capital trusts and the preferred securities subject to mandatory redemption at quarter ends prior to February 29, 2004 are collectively referred to hereinafter as junior subordinated debt issued to capital trusts.

(3) Includes common equity, junior subordinated debt issued to capital trusts, capital units and the non-current portion of long-term debt.

(4) 99%/One-Day VaR represents the loss amount that one would not expect to exceed, on average, more than one time every one hundred trading days in the Company's trading positions if the portfolio were held constant for a one day period.
    The Company's VaR incorporates substantially all financial instruments generating market risk that are managed by the Company's trading businesses. For a further discussion of the calculation of VaR and the limitations of the Company's
    VaR methodology, see Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" in the Company's Form 10-K/A for fiscal 2003.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
              Financial Information and Statistical Data
                              (unaudited)

                                          Quarter Ended
                                    --------------------------   %
                                    Nov 30, 2004  Aug 31, 2004 Change
                                    ------------  ------------ ------

Total assets (millions)              $   775,410   $   745,033     4%
Adjusted assets (millions) (1)       $   438,333   $   465,105    (6%)
Period end common shares
 outstanding (millions)                  1,087.1       1,096.7    (1%)
Book value per common share          $     25.95   $     25.00     4%
Shareholders' equity (millions) (2)  $    31,103   $    30,317     3%
Total capital (millions) (3)         $   110,793   $   101,237     9%
Worldwide employees                       53,284        52,812     1%

Average Daily 99%/One-Day Value-at-Risk ("VaR") (4)
Primary Market Risk Category ($ millions, pre-tax)
  Interest rate and credit spread    $        51   $        52
  Equity price                                37            36
  Foreign exchange rate                       10            12
  Commodity price                             30            40
  Aggregate trading VaR              $        80   $        79

--------------------------

(1) Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions.
    See page F-19 for further information.

(2) At August 31, 2004 and November 30, 2004, shareholders' equity includes $2,897 million of junior subordinated debt issued to capital trusts that in prior periods was classified as preferred securities subject to mandatory redemption. This amount was reclassified to long-term debt at February 29, 2004 pursuant to the adoption of FIN 46. See Note 12 to the Consolidated Financial Statements in the Company's Form 10-K/A for fiscal 2003. At the prior quarter ends, shareholders' equity included preferred securities subject to mandatory redemption. The junior subordinated debt issued to capital trusts and the preferred securities subject to mandatory redemption at quarter ends prior to February 29, 2004 are collectively referred to hereinafter as junior subordinated debt issued to capital trusts.

(3) Includes common equity, junior subordinated debt issued to capital trusts, capital units and the non-current portion of long-term debt.

(4) 99%/One-Day VaR represents the loss amount that one would not expect to exceed, on average, more than one time every one hundred trading days in the Company's trading positions if the portfolio were held constant for a one day period.
    The Company's VaR incorporates substantially all financial instruments generating market risk that are managed by the Company's trading businesses. For a further discussion of the calculation of VaR and the limitations of the Company's
    VaR methodology, see Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" in the Company's Form 10-K/A for fiscal 2003.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
              Financial Information and Statistical Data
                             (unaudited)

                                          Quarter Ended
                                    --------------------------    %
                                    Nov 30, 2004  Nov 30, 2003 Change
                                    ------------  ------------ -------
Institutional Securities
Advisory revenue (millions)          $       290   $       225    29%
Underwriting revenue (millions)
  Equity                                     165           178    (7%)
  Fixed income                               212           213     --
                                    ------------  ------------
Total underwriting revenue           $       377   $       391    (4%)

Sales and trading net revenue
(millions) (1)
  Equity                                     966           919     5%
  Fixed income                               890           977    (9%)
                                    ------------  ------------
Total sales and trading net revenue  $     1,856   $     1,896    (2%)

                                           Fiscal View
                                          Quarter Ended (2)
                                    --------------------------
                                    Nov 30, 2004  Nov 30, 2003
                                    ------------  ------------

Mergers and acquisitions announced transactions
  Morgan Stanley global market
   volume (billions)                 $      60.4   $     120.2
  Market share                             14.7%         31.1%
  Rank                                         8             2

Mergers and acquisitions completed transactions
  Morgan Stanley global market
   volume (billions)                 $      53.6   $      33.2
  Market share                             15.7%         14.3%
  Rank                                         7             6

Worldwide equity and related issues
  Morgan Stanley global market
   volume (billions)                 $      11.4   $      12.8
  Market share                              8.3%         11.1%
  Rank                                         3             2

Worldwide fixed income
  Morgan Stanley global market
   volume (billions)                 $      90.8   $      96.8
  Market share                              6.8%          7.4%
  Rank                                         3             3

--------------------------
(1) Includes principal trading, commissions and net interest revenue.

(2)   Source: Thomson Financial, data as of December 9, 2004.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
              Financial Information and Statistical Data
                             (unaudited)

                                          Quarter Ended
                                    --------------------------   %
                                    Nov 30, 2004  Aug 31, 2004 Change
                                    ------------  ------------ -------
Institutional Securities
Advisory revenue (millions)          $       290   $       310    (6%)
Underwriting revenue (millions)
  Equity                                     165           200   (18%)
  Fixed income                               212           201     5%
                                    ------------  ------------
Total underwriting revenue           $       377   $       401    (6%)

Sales and trading net revenue
(millions) (1)
  Equity                                     966           883     9%
  Fixed income                               890         1,186   (25%)
                                    ------------  ------------
Total sales and trading net revenue  $     1,856   $     2,069   (10%)

                                           Fiscal View
                                          Quarter Ended (2)
                                    --------------------------
                                    Nov 30, 2004  Aug 31, 2004
                                    ------------  ------------

Mergers and acquisitions announced transactions
  Morgan Stanley global market
   volume (billions)                 $      60.4   $      80.2
  Market share                             14.7%         20.3%
  Rank                                         8             4

Mergers and acquisitions completed transactions
  Morgan Stanley global market
   volume (billions)                 $      53.6   $     138.3
  Market share                             15.7%         31.2%
  Rank                                         7             2

Worldwide equity and related issues
  Morgan Stanley global market
   volume (billions)                 $      11.4   $       9.4
  Market share                              8.3%          9.2%
  Rank                                         3             2

Worldwide fixed income
  Morgan Stanley global market
   volume (billions)                 $      90.8   $      89.5
  Market share                              6.8%          7.6%
  Rank                                         3             2

--------------------------
(1) Includes principal trading, commissions and net interest revenue.

(2)   Source: Thomson Financial, data as of December 9, 2004.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
              Financial Information and Statistical Data
                             (unaudited)

                                         Twelve Months Ended
                                    --------------------------   %
                                    Nov 30, 2004  Nov 30, 2003 Change
                                    ------------  ------------ ------
Institutional Securities
Advisory revenue (millions)          $     1,156   $       662    75%
Underwriting revenue (millions)
  Equity                                     993           640    55%
  Fixed income                               859           794     8%
                                    ------------  ------------
  Total underwriting revenue         $     1,852   $     1,434    29%

Sales and trading net revenue
(millions) (1)
  Equity                                   4,067         3,591    13%
  Fixed income                             5,555         5,356     4%
                                    ------------  ------------
Total sales and trading net revenue  $     9,622   $     8,947     8%

                                         Calendar View
                                      Eleven Months Ended (2)
                                    --------------------------
                                    Nov 30, 2004  Nov 30, 2003
                                    ------------  ------------

Mergers and acquisitions announced transactions
  Morgan Stanley global market
   volume (billions)                 $     315.8   $     233.2
  Market share                             21.2%         20.8%
  Rank                                         5             2

Mergers and acquisitions completed transactions
  Morgan Stanley global market
   volume (billions)                 $     340.0   $     164.9
  Market share                             26.8%         17.6%
  Rank                                         2             4

Worldwide equity and related issues
  Morgan Stanley global market
   volume (billions)                 $      49.3   $      35.2
  Market share                             10.9%         10.5%
  Rank                                         1             3

Worldwide fixed income
  Morgan Stanley global market
   volume (billions)                 $     344.8   $     339.1
  Market share                              7.1%          7.3%
  Rank                                         2             3

--------------------------
(1) Includes principal trading, commissions and net interest revenue.

(2)   Source: Thomson Financial, data as of December 9, 2004.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-10

                             MORGAN STANLEY
                            Statistical Data
                              (unaudited)

                                          Quarter Ended
                                    --------------------------   %
                                    Nov 30, 2004  Nov 30, 2003 Change
                                    ------------  ------------ ------


Individual Investor Group

Global financial advisors                 10,962        11,086    (1%)

Total client assets (billions)       $       602   $       565     7%
Fee-based client account
 assets (billions) (1)               $       157   $       130    21%
Fee-based assets as a % of
 client assets                               26%           23%

Domestic retail locations                    525           532    (1%)


Investment Management

Assets under management or supervision ($ billions)

Net flows
  Retail                             $      0.4   $       1.1    (64%)
  Institutional                             1.2          (1.5)     *
                                    ------------  ------------
   Net flows excluding money markets        1.6          (0.4)     *
                                    ------------  ------------
  Money markets                             5.8          (2.5)     *

Assets under management or supervision by distribution channel
  Retail                             $       202   $       193     5%
  Institutional                              222           164    35%
                                    ------------  ------------
   Total                             $       424   $       357    19%
                                    ============  ============

Assets under management or supervision by asset class
  Equity                             $       200   $       167    20%
  Fixed income                               114           111     3%
  Money market                                83            60    38%
  Other (2)                                   27            19    42%
                                    ------------  ------------
   Total                             $       424   $       357    19%
                                    ============  ============

--------------------------
(1) Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.

(2)   Includes Alternative Investments.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.


                             MORGAN STANLEY
                            Statistical Data
                              (unaudited)

                                          Quarter Ended
                                    --------------------------   %
                                    Nov 30, 2004  Aug 31, 2004 Change
                                    ------------  ------------ ------


Individual Investor Group

Global financial advisors                 10,962        10,785     2%

Total client assets (billions)       $       602   $       576     5%
Fee-based client account
 assets (billions) (1)               $       157   $       146     8%
Fee-based assets as a % of
 client assets                               26%           25%

Domestic retail locations                    525           525     --


Investment Management

Assets under management or supervision ($ billions)

Net flows
  Retail                             $      0.4   $      (0.3)     *
  Institutional                             1.2          (0.2)     *
                                    ------------  ------------
   Net flows excluding money markets        1.6          (0.5)     *
                                    ------------  ------------
  Money markets                             5.8           9.2    (37%)

Assets under management or supervision by distribution channel
  Retail                             $       202   $       194     4%
  Institutional                              222           200    11%
                                    ------------  ------------
   Total                             $       424   $       394     8%
                                    ============  ============

Assets under management or supervision by asset class
  Equity                             $       200   $       179    12%
  Fixed income                               114           116    (2%)
  Money market                                83            76     9%
  Other (2)                                   27            23    17%
                                    ------------  ------------
   Total                             $       424   $       394     8%
                                    ============  ============

--------------------------
(1) Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.

(2)   Includes Alternative Investments.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                             MORGAN STANLEY
                            Statistical Data
                              (unaudited)

                                        Twelve Months Ended
                                    --------------------------   %
                                    Nov 30, 2004  Nov 30, 2003 Change
                                    ------------  ------------ ------

Investment Management

Assets under management or supervision ($ billions)

Net flows
  Retail                             $        -    $       1.1     *
  Institutional                             8.1         (10.0)     *
                                    ------------  ------------
   Net flows excluding money markets        8.1          (8.9)     *
                                    ------------  ------------
  Money markets                            20.6          (5.8)     *

                                  F-11

                             MORGAN STANLEY
                            Statistical Data
                              (unaudited)

                                          Quarter Ended
                                    --------------------------    %
                                    Nov 30, 2004  Nov 30, 2003  Change
                                    ------------  ------------  ------

Consolidated assets under management or supervision ($ billions)

Consolidated assets under management or supervision by
 by distribution channel
  Retail                             $       305   $       277     10%
  Institutional                              242           185     31%
                                    ------------  ------------
   Total (1)                         $       547   $       462     18%
                                    ============  ============

Consolidated assets under management or supervision by asset class
  Equity                             $       251   $       207     21%
  Fixed income                               130           123      6%
  Money market                                87            64     36%
  Other (2)                                   79            68     16%
                                    ------------  ------------
   Total (1)                         $       547   $       462     18%
                                    ============  ============

--------------------------
(1) Revenues and expenses associated with customer assets of $110 billion and $91 billion for fiscal 4Q04 and fiscal 4Q03, respectively, are included in the Company's Individual Investor Group segment, and $13 billion and $14 billion for fiscal 4Q04 and fiscal 4Q03, respectively, are included in the Company's Institutional Securities segment.

(2)   Includes Alternative Investments.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                             MORGAN STANLEY
                            Statistical Data
                              (unaudited)

                                          Quarter Ended
                                    --------------------------    %
                                    Nov 30, 2004  Aug 31, 2004  Change
                                    ------------  ------------  ------

Consolidated assets under management or supervision ($ billions)

Consolidated assets under management or supervision by
 by distribution channel
  Retail                             $       305   $       290      5%
  Institutional                              242           220     10%
                                    ------------  ------------
   Total (1)                         $       547   $       510      7%
                                    ============  ============

Consolidated assets under management or supervision by asset class
  Equity                             $       251   $       224     12%
  Fixed income                               130           130      --
  Money market                                87            80      9%
  Other (2)                                   79            76      4%
                                    ------------  ------------
   Total (1)                         $       547   $       510      7%
                                    ============  ============

--------------------------
(1) Revenues and expenses associated with customer assets of $110 billion and $103 billion for fiscal 4Q04 and fiscal 3Q04, respectively, are included in the Company's Individual Investor Group segment, and $13 billion and $13 billion for fiscal 4Q04 and fiscal 3Q04, respectively, are included in the Company's Institutional Securities segment.

(2)   Includes Alternative Investments.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-12

                             MORGAN STANLEY
               Financial Information and Statistical Data
                    (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------   %
                                    Nov 30, 2004  Nov 30, 2003 Change
                                    ------------  ------------ ------
Credit Services

Total owned credit card loans
 Period end                          $    19,724   $    18,930     4%
 Average                             $    18,579   $    18,143     2%

Total managed credit card loans (1)(2)
 Period end                          $    48,261   $    48,358     --
 Average                             $    47,090   $    48,835    (4%)
 Interest yield                           11.59%        12.05% (46 bp)
 Interest spread                           8.43%         9.05% (62 bp)
 Transaction volume (billions)       $      25.7   $      23.0    12%
 Accounts (millions)                        46.2          46.1     --
 Active accounts (millions)                 19.7          20.8    (5%)
 Average receivables per average
  active account (actual $)          $     2,407   $     2,319     4%
 Net gain on securitization          $        (1)  $        (7)   86%
Credit quality
 Net charge-off rate                       5.45%         6.87% (142bp)
 Delinquency rate (over 30 days)           4.55%         5.97% (142bp)
 Delinquency rate (over 90 days)           2.18%         2.82% (64 bp)
 Allowance for loan losses
  at period end                      $       929   $       982    (5%)

International managed credit card loans (2)
 Period end                          $     2,571   $     2,216    16%
 Average                             $     2,372   $     2,192     8%
 Accounts (millions)                         1.3           1.1    18%

Mortgages
 Mortgage originations               $     1,046   $     1,205   (13%)

--------------------------
(1) Includes domestic and international credit card businesses.

(2)   Includes owned and securitized credit card loans.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                             MORGAN STANLEY
               Financial Information and Statistical Data
                    (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------   %
                                    Nov 30, 2004  Aug 31, 2004 Change
                                    ------------  ------------ ------
Credit Services

Total owned credit card loans
 Period end                          $    19,724   $    18,471     7%
 Average                             $    18,579   $    17,787     4%

Total managed credit card loans (1)(2)
 Period end                          $    48,261   $    47,126     2%
 Average                             $    47,090   $    46,873     --
 Interest yield                           11.59%        11.69% (10 bp)
 Interest spread                           8.43%         8.83% (40 bp)
 Transaction volume (billions)       $      25.7   $      25.4     1%
 Accounts (millions)                        46.2          46.0     --
 Active accounts (millions)                 19.7          19.6     1%
 Average receivables per average
  active account (actual $)          $     2,407   $     2,381     1%
 Net gain on securitization          $        (1)  $       (14)   93%
Credit quality
 Net charge-off rate                       5.45%         5.76% (31 bp)
 Delinquency rate (over 30 days)           4.55%         4.81% (26 bp)
 Delinquency rate (over 90 days)           2.18%         2.22%  (4 bp)
 Allowance for loan losses
  at period end                      $       929   $       939    (1%)

International managed credit card loans (2)
 Period end                          $     2,571   $     2,337    10%
 Average                             $     2,372   $     2,389    (1%)
 Accounts (millions)                         1.3           1.2     8%

Mortgages
 Mortgage originations               $     1,046   $     1,231   (15%)

--------------------------
(1) Includes domestic and international credit card businesses.

(2)   Includes owned and securitized credit card loans.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                             MORGAN STANLEY
               Financial Information and Statistical Data
                    (unaudited, dollars in millions)

                                         Twelve Months Ended
                                    --------------------------   %
                                    Nov 30, 2004  Nov 30, 2003 Change
                                    ------------  ------------ ------
Credit Services

Total owned credit card loans
 Period end                          $    19,724   $    18,930     4%
 Average                             $    17,608   $    19,531   (10%)

Total managed credit card loans (1)(2)
 Period end                          $    48,261   $    48,358     --
 Average                             $    47,387   $    50,864    (7%)
 Interest yield                           11.84%        11.93%  (9 bp)
 Interest spread                           8.92%         8.77%  15 bp
 Transaction volume (billions)       $      99.6   $      97.9     2%
 Accounts (millions)                        46.2          46.1     --
 Active accounts (millions)                 19.7          20.8    (5%)
 Average receivables per average
  active account (actual $)          $     2,369   $     2,329     2%
 Net gain on securitization          $        (8)  $        30  (127%)
Credit quality
 Net charge-off rate                       6.00%         6.60% (60 bp)
 Delinquency rate (over 30 days)           4.55%         5.97% (142bp)
 Delinquency rate (over 90 days)           2.18%         2.82% (64 bp)
 Allowance for loan losses
  at period end                      $       929   $       982    (5%)

International managed credit card loans (2)
 Period end                          $     2,571   $     2,216    16%
 Average                             $     2,369   $     2,273     4%
 Accounts (millions)                         1.3           1.1    18%

Mortgages
 Mortgage originations               $     4,616   $     5,510   (16%)

--------------------------
(1) Includes domestic and international credit card businesses.

(2)   Includes owned and securitized credit card loans.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-13

                            MORGAN STANLEY

The following page (F-14) presents more detailed financial information regarding the results of operations for the combined institutional securities, individual investor group and investment management businesses. Morgan Stanley believes that a combined presentation is informative due to certain synergies among these businesses, as well as to facilitate comparisons of the Company's results with those of other companies in the financial services industry that have securities and asset management businesses. Morgan Stanley provides this type of presentation for its credit services activities page (F-15) in order to provide helpful comparison to other credit card issuers.


                              MORGAN STANLEY
Inst'l Securities, Individual Investor Group and Investment Mgm't (1)
                  Combined Income Statement Information
                    (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    Nov 30, 2004  Nov 30, 2003 Change
                                    ------------  ------------ ------
Investment banking                   $       746   $       707     6%
Principal transactions:
 Trading                                     934           992    (6%)
 Investments                                 167            11     *
Commissions                                  817           791     3%
Asset management, distribution
 and administration fees                   1,076           983     9%
Interest and dividends                     5,270         4,210    25%
Other                                        143           162   (12%)
                                    ------------  ------------
 Total revenues                            9,153         7,856    17%
Interest expense                           4,602         3,578    29%
                                    ------------  ------------
 Net revenues                              4,551         4,278     6%
                                    ------------  ------------

Compensation and benefits                  1,711         1,572     9%
Occupancy and equipment                      193           191     1%
Brok., clearing and exchange fees            240           233     3%
Info processing and communications           258           242     7%
Marketing and business development           161           148     9%
Professional services                        401           290    38%
Other                                        179           260   (31%)
                                    ------------  ------------
 Total non-interest expenses               3,143         2,936     7%
                                    ------------  ------------
Income from continuing operations before
 losses from unconsolidated investees,
 income taxes and dividends on preferred
 securities subject to
 mandatory redemption                      1,408         1,342     5%
Losses from unconsolidated investees          77           104   (26%)
Dividends on preferred securities
 subject to mandatory redemption (2)           -            45     *
                                    ------------  ------------
Income before taxes and discontinued
 operations                          $     1,331   $     1,193    12%
                                    ============  ============

Comp & benefits as a % of net rev.           38%           37%
Non-comp exp. as a % of net rev.             32%           32%

Pre-tax profit margin (3)                    31%           30%

Number of employees (4)                   39,639        37,435     6%

--------------------------
(1)   Includes the elimination of intersegment activity.

(2) At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FIN 46. Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.

(3) Income before taxes and discontinued operations, excluding losses from unconsolidated investees, as a % of net revenues.

(4) Includes Institutional Securities, Individual Investor Group, Investment Management and Infrastructure/Company areas.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                              MORGAN STANLEY
Inst'l Securities, Individual Investor Group and Investment Mgm't (1)
                  Combined Income Statement Information
                    (unaudited, dollars in millions)

                                          Quarter Ended
                                    --------------------------    %
                                    Nov 30, 2004  Aug 31, 2004 Change
                                    ------------  ------------ ------
Investment banking                   $       746   $       783    (5%)
Principal transactions:
 Trading                                     934           695    34%
 Investments                                 167           125    34%
Commissions                                  817           733    11%
Asset management, distribution
 and administration fees                   1,076         1,111    (3%)
Interest and dividends                     5,270         4,929     7%
Other                                        143           196   (27%)
                                    ------------  ------------
 Total revenues                            9,153         8,572     7%
Interest expense                           4,602         4,042    14%
                                    ------------  ------------
 Net revenues                              4,551         4,530     --
                                    ------------  ------------

Compensation and benefits                  1,711         2,155   (21%)
Occupancy and equipment                      193           205    (6%)
Brok., clearing and exchange fees            240           231     4%
Info processing and communications           258           242     7%
Marketing and business development           161           143    13%
Professional services                        401           334    20%
Other                                        179           268   (33%)
                                    ------------  ------------
 Total non-interest expenses               3,143         3,578   (12%)
                                    ------------  ------------
Income from continuing operations before
 losses from unconsolidated investees,
 income taxes and dividends on preferred
 securities subject to
 mandatory redemption                      1,408           952    48%
Losses from unconsolidated investees          77            77     --
Dividends on preferred securities
 subject to mandatory redemption (2)           -             -     --
                                    ------------  ------------
Income before taxes and discontinued
 operations                          $     1,331   $       875    52%
                                    ============  ============

Comp & benefits as a % of net rev.           38%           48%
Non-comp exp. as a % of net rev.             32%           31%

Pre-tax profit margin (3)                    31%           21%

Number of employees (4)                   39,639        39,494     --

--------------------------
(1)   Includes the elimination of intersegment activity.

(2) At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FIN 46. Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.

(3) Income before taxes and discontinued operations, excluding losses from unconsolidated investees, as a % of net revenues.

(4) Includes Institutional Securities, Individual Investor Group, Investment Management and Infrastructure/Company areas.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.


                              MORGAN STANLEY
Inst'l Securities, Individual Investor Group and Investment Mgm't (1)
                  Combined Income Statement Information
                    (unaudited, dollars in millions)

                                         Twelve Months Ended
                                    --------------------------    %
                                    Nov 30, 2004  Nov 30, 2003 Change
                                    ------------  ------------ ------
Investment banking                   $     3,341   $     2,440    37%
Principal transactions:
 Trading                                   5,525         6,192   (11%)
 Investments                                 512            86     *
Commissions                                3,264         2,887    13%
Asset management, distribution
 and administration fees                   4,412         3,731    18%
Interest and dividends                    16,755        13,725    22%
Other                                        586           502    17%
                                    ------------  ------------
 Total revenues                           34,395        29,563    16%
Interest expense                          14,255        12,122    18%
                                    ------------  ------------
 Net revenues                             20,140        17,441    15%
                                    ------------  ------------

Compensation and benefits                  9,105         7,726    18%
Occupancy and equipment                      762           713     7%
Brok., clearing and exchange fees            932           838    11%
Info processing and communications           966           931     4%
Marketing and business development           552           487    13%
Professional services                      1,279           878    46%
Other                                      1,131         1,156    (2%)
                                    ------------  ------------
 Total non-interest expenses              14,727        12,729    16%
                                    ------------  ------------
Income from continuing operations before
 losses from unconsolidated investees,
 income taxes and dividends on preferred
 securities subject to
 mandatory redemption                     5,413         4,712     15%
Losses from unconsolidated investees        328           279     18%
Dividends on preferred securities
 subject to mandatory redemption (2)         45           154    (71%)
                                    ------------  ------------
Income before taxes and discontinued
 operations                          $     5,040   $     4,279    18%
                                    ============  ============

Comp & benefits as a % of net rev.           45%           44%
Non-comp exp. as a % of net rev.             28%           29%

Pre-tax profit margin (3)                    27%           26%

--------------------------
(1)   Includes the elimination of intersegment activity.

(2) At February 29, 2004, preferred securities subject to mandatory redemption were reclassified to junior subordinated debt issued to capital trusts (a component of long-term debt) pursuant to the adoption of FIN 46. Dividends on junior subordinated debt issued to capital trusts are included in interest expense from February 29, 2004 forward.

(3) Income before taxes and discontinued operations, excluding losses from unconsolidated investees, as a % of net revenues.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-14

                             MORGAN STANLEY
              Credit Services Income Statement Information
                   (unaudited, dollars in millions)
                         (Managed loan basis)

                                          Quarter Ended
                                    --------------------------    %
                                    Nov 30, 2004  Nov 30, 2003 Change
                                    ------------  ------------ ------
Fees:
 Merchant and cardmember             $       485   $       512    (5%)
 Servicing                                     -             -     --
Other                                          9             1     *
                                    ------------  ------------
 Total non-interest revenues                 494           513    (4%)
Interest revenue                           1,407         1,517    (7%)
Interest expense                             368           366     1%
                                    ------------  ------------
 Net interest income                       1,039         1,151   (10%)

Provision for consumer loan losses           633           853   (26%)
                                    ------------  ------------
 Net credit income                           406           298    36%
                                    ------------  ------------
 Net revenues                                900           811    11%
                                    ------------  ------------
Compensation and benefits                    187           210   (11%)
Occupancy and equipment                       22            21     5%
Info processing and communications            88           101   (13%)
Marketing and business development           172           108    59%
Professional services                         74            78    (5%)
Other                                         78            84    (7%)
                                    ------------  ------------
Total non-interest expenses                  621           602     3%
                                    ------------  ------------
Income before taxes                  $       279   $       209    33%
                                    ============  ============

Comp & benefits as a % of net rev.           21%           26%
Non-comp expenses as a % of net rev.         48%           48%

Pre-tax profit margin (1)                    31%           26%

Number of employees                       13,645        13,761    (1%)

--------------------------
(1)   Income before taxes as a % of net revenues.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                             MORGAN STANLEY
              Credit Services Income Statement Information
                   (unaudited, dollars in millions)
                         (Managed loan basis)

                                          Quarter Ended
                                    --------------------------   %
                                    Nov 30, 2004  Aug 31, 2004 Change
                                    ------------  ------------ ------
Fees:
 Merchant and cardmember             $       485   $       499    (3%)
 Servicing                                     -             -     --
Other                                          9           (10)    *
                                    ------------  ------------
 Total non-interest revenues                 494           489     1%
Interest revenue                           1,407         1,422    (1%)
Interest expense                             368           337     9%
                                    ------------  ------------
 Net interest income                       1,039         1,085    (4%)

Provision for consumer loan losses           633           677    (6%)
                                    ------------  ------------
 Net credit income                           406           408     --
                                    ------------  ------------
 Net revenues                                900           897     --
                                    ------------  ------------
Compensation and benefits                    187           192    (3%)
Occupancy and equipment                       22            23    (4%)
Info processing and communications            88            84     5%
Marketing and business development           172           136    26%
Professional services                         74            66    12%
Other                                         78            66    18%
                                    ------------  ------------
Total non-interest expenses                  621           567    10%
                                    ------------  ------------
Income before taxes                  $       279   $       330   (15%)
                                    ============  ============

Comp & benefits as a % of net rev.           21%           21%
Non-comp expenses as a % of net rev.         48%           42%

Pre-tax profit margin (1)                    31%           37%

Number of employees                       13,645        13,318     2%

--------------------------
(1)   Income before taxes as a % of net revenues.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                             MORGAN STANLEY
              Credit Services Income Statement Information
                   (unaudited, dollars in millions)
                         (Managed loan basis)

                                         Twelve Months Ended
                                    --------------------------   %
                                    Nov 30, 2004  Nov 30, 2003 Change
                                    ------------  ------------ ------
Fees:
 Merchant and cardmember             $     1,970   $     2,106    (6%)
 Servicing                                     -             -     --
Other                                         50           109   (54%)
                                    ------------  ------------
 Total non-interest revenues               2,020         2,215    (9%)
Interest revenue                           5,803         6,265    (7%)
Interest expense                           1,392         1,608   (13%)
                                    ------------  ------------
 Net interest income                       4,411         4,657    (5%)

Provision for consumer loan losses         2,797         3,445   (19%)
                                    ------------  ------------
 Net credit income                         1,614         1,212    33%
                                    ------------  ------------
 Net revenues                              3,634         3,427     6%
                                    ------------  ------------
Compensation and benefits                    775           819    (5%)
Occupancy and equipment                       87            81     7%
Info processing and communications           344           357    (4%)
Marketing and business development           577           480    20%
Professional services                        270           257     5%
Other                                        309           340    (9%)
                                    ------------  ------------
Total non-interest expenses                2,362         2,334     1%
                                    ------------  ------------
Income before taxes                  $     1,272   $     1,093    16%
                                    ============  ============

Comp & benefits as a % of net rev.           21%           24%
Non-comp expenses as a % of net rev.         44%           44%

Pre-tax profit margin (1)                    35%           32%

--------------------------
(1)   Income before taxes as a % of net revenues.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-15

MORGAN STANLEY

The following pages (F-16 - F-18) present a reconciliation for certain information disclosed on pages F-7, F-13 and F-15.


The data is presented on both a "managed" loan basis and as reported under generally accepted accounting principles ("owned" loan basis). Managed loan data assume that the Company's securitized loan receivables have not been sold and presents the results of securitized loan receivables in the same manner as the Company's owned loans.
The Company operates its Credit Services business and analyzes its financial performance on a managed basis. Accordingly, underwriting and servicing standards are comparable for both owned and securitized loans. The Company believes that managed loan information is useful to investors because it provides information regarding the quality of loan origination and credit performance of the entire managed portfolio and allows investors to understand the related credit risks inherent in owned loans and retained interests in securitizations.
In addition, investors often request information on a managed basis, which provides a more meaningful comparison to industry competitors.

                            MORGAN STANLEY
             Financial Information and Statistical Data (1)
                    (unaudited, dollars in millions)

                          Quarter Ended Nov 30, 2004
            ----------------------------------------------------------
General Purpose Credit Card Loans:                         Delinquency
                                                              Rate
                                                  Net    -------------
              Period           Interest Interest Charge-    30     90
                End     Avg     Yield    Spread   offs     Days   Days
             -------- -------- -------- -------- -------- ------ -----

Owned        $ 19,724 $ 18,579   9.69%    5.85%    5.01%  4.08%  1.97%
Securitized    28,537   28,511  12.82%   10.06%    5.74%  4.87%  2.34%
             -------- --------
Managed      $ 48,261 $ 47,090  11.59%    8.43%    5.45%  4.55%  2.18%
             ======== ========


                          Quarter Ended Nov 30, 2003
             ---------------------------------------------------------
General Purpose Credit Card Loans:                         Delinquency
                                                              Rate
                                                   Net    ------------
              Period           Interest Interest Charge-    30     90
                End     Avg     Yield    Spread   offs     Days   Days
             -------- -------- -------- -------- -------- ------ -----

Owned        $ 18,930 $ 18,143  10.07%    5.86%    6.56%  5.36%  2.53%
Securitized    29,428   30,692  13.23%   10.88%    7.06%  6.36%  3.01%
             -------- --------
Managed      $ 48,358 $ 48,835  12.05%    9.05%    6.87%  5.97%  2.82%
             ======== ========

                          Quarter Ended Aug 31, 2004
             ---------------------------------------------------------
General Purpose Credit Card Loans:                         Delinquency
                                                              Rate
                                                   Net    ------------
              Period           Interest Interest Charge-    30     90
                End     Avg     Yield    Spread   offs     Days   Days
             -------- -------- -------- -------- -------- ------ -----

Owned        $ 18,471 $ 17,787  10.45%    6.54%    5.36%  4.35%  2.01%
Securitized    28,655   29,086  12.44%   10.15%    6.01%  5.10%  2.35%
             -------- --------
Managed      $ 47,126 $ 46,873  11.69%    8.83%    5.76%  4.81%  2.22%
             ======== ========

--------------------------
(1) The tables provide a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-16

                            MORGAN STANLEY
             Financial Information and Statistical Data (1)
                    (unaudited, dollars in millions)

                          Twelve Months Ended Nov 30, 2004
             ---------------------------------------------------------
General Purpose Credit Card Loans:                         Delinquency
                                                              Rate
                                                   Net    ------------
              Period           Interest Interest Charge-    30     90
                End     Avg     Yield    Spread   offs     Days   Days
             -------- -------- -------- -------- -------- ------ -----

Owned        $ 19,724 $ 17,608  10.05%    6.04%    5.53%  4.08%  1.97%
Securitized    28,537   29,779  12.90%   10.56%    6.28%  4.87%  2.34%
             -------- --------
Managed      $ 48,261 $ 47,387  11.84%    8.92%    6.00%  4.55%  2.18%
             ======== ========

                          Twelve Months Ended Nov 30, 2003
             ---------------------------------------------------------
General Purpose Credit Card Loans:                         Delinquency
                                                              Rate
                                                   Net    ------------
              Period           Interest Interest Charge-    30     90
                End     Avg     Yield    Spread   offs     Days   Days
             -------- -------- -------- -------- -------- ------ -----

Owned        $ 18,930 $ 19,531  10.02%    5.69%    6.05%  5.36%  2.53%
Securitized    29,428   31,333  13.13%   10.64%    6.95%  6.36%  3.01%
             -------- --------
Managed      $ 48,358 $ 50,864  11.93%    8.77%    6.60%  5.97%  2.82%
             ======== ========

--------------------------
(1) The tables provide a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-17

                            MORGAN STANLEY
          Reconciliation of Managed Income Statement Data (1)
                   (unaudited, dollars in millions)

                            Quarter Ended         Twelve Months Ended
                     --------------------------- --------------------
                      Nov 30,  Nov 30,  Aug 31,   Nov 30,    Nov 30,
                       2004     2003     2004      2004       2003
                     -------- -------- --------  ---------- ---------
Merchant and
 cardmember fees:
  Owned               $  326   $  337   $  349    $  1,318   $  1,379
  Securitization adj.    159      175      150         652        727
                     -------- -------- --------  ---------- ----------
  Managed             $  485   $  512   $  499    $  1,970   $  2,106
                     ======== ======== ========  ========== ==========

Servicing fees:
  Owned               $  477   $  483   $  459    $  1,993   $  2,015
  Securitization adj.   (477)    (483)    (459)     (1,993)    (2,015)
                     -------- -------- --------  ---------- ----------
  Managed             $    -   $    -   $    -    $      -   $      -
                     ======== ======== ========  ========== ==========

Other:
  Owned               $    1   $   (5)  $   (5)   $     17   $     15
  Securitization adj.      8        6       (5)         33         94
                     -------- -------- --------  ---------- ----------
  Managed             $    9   $    1   $  (10)   $     50   $    109
                     ======== ======== ========  ========== ==========

Interest revenue:
  Owned               $  482   $  487   $  496    $  1,893   $  2,091
  Securitization adj.    925    1,030      926       3,910      4,174
                     -------- -------- --------  ---------- ----------
  Managed             $1,407   $1,517   $1,422    $  5,803   $  6,265
                     ======== ======== ========  ========== ==========

Interest expense:
  Owned               $  163   $  179   $  162    $    662   $    806
  Securitization adj.    205      187      175         730        802
                     -------- -------- --------  ---------- ----------
  Managed             $  368   $  366   $  337    $  1,392   $  1,608
                     ======== ======== ========  ========== ==========

Provision for consumer
 loan losses:
  Owned               $  223   $  312   $  240    $    925   $  1,267
  Securitization adj.    410      541      437       1,872      2,178
                     -------- -------- --------  ---------- ----------
  Managed             $  633   $  853   $  677    $  2,797   $  3,445
                     ======== ======== ========  ========== ==========

--------------------------
(1) The tables provide a reconciliation of certain managed and owned basis income statement data (merchant and cardmember fees, servicing fees, other revenue, interest revenue, interest expense and provision for consumer loan losses) for the periods indicated.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-18

MORGAN STANLEY

The following page (F-19) presents a reconciliation of adjusted assets.

Balance sheet leverage ratios are one indicator of capital adequacy when viewed in the context of a company's overall liquidity and capital policies. The Company views the adjusted leverage ratio as a more relevant measure of financial risk when comparing financial services firms and evaluating leverage trends. Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions. In addition, the adjusted leverage ratio reflects the deduction from shareholders' equity of the amount of equity used to support goodwill and intangible assets, as the Company does not view this amount of equity as available to support its risk capital needs.

                             MORGAN STANLEY
                    Reconciliation of Adjusted Assets
             (unaudited, dollars in millions, except ratios)

                                            Quarter Ended
                                -------------------------------------
                                  Nov 30,      Nov 30,      Aug 31,
                                   2004         2003         2004
                                -----------  -----------  -----------

Total assets                     $  775,410   $  602,843   $  745,033

Less:
 Securities purchased under
  agreements to resell             (123,041)     (78,205)     (92,816)
 Securities borrowed               (208,349)    (153,813)    (202,863)
Add:
 Financial instruments sold,
  not yet purchased                 123,761      111,448      132,618
Less:
 Derivative contracts sold,
  not yet purchased                 (55,820)     (36,242)     (39,425)
                                -----------  -----------  -----------
 Subtotal                           511,961      446,031      542,547
Less:
 Segregated customer cash and
   securities balances              (26,534)     (20,705)     (35,194)
 Assets recorded under certain
  provisions of SFAS No. 140
  and FIN 46                        (44,895)     (35,217)     (40,057)
 Goodwill and intangible assets      (2,199)      (1,523)      (2,191)
                                -----------  -----------  -----------
Adjusted assets                  $  438,333   $  388,586   $  465,105
                                ===========  ===========  ===========

Shareholders' equity             $   28,206   $   24,867   $   27,420
Junior subordinated debt issued
 to capital trusts (1)                2,897        2,810        2,897
                                -----------  -----------  -----------
 Subtotal                            31,103       27,677       30,317
Less:
 Goodwill and intangible assets      (2,199)      (1,523)      (2,191)
                                -----------  -----------  -----------
Tangible shareholders' equity    $   28,904   $   26,154   $   28,126
                                ===========  ===========  ===========

Leverage ratio (2)                   26.8x        23.0x        26.5x
                                ===========  ===========  ===========

Adjusted leverage ratio (3)          15.2x        14.9x        16.5x
                                ===========  ===========  ===========

--------------------------

(1) The Company views the junior subordinated debt issued to capital trusts as a component of its equity capital base given the inherent characteristics of the securities. These characteristics include the long dated nature (final maturity at issuance of thirty years extendable at the Company's option by a further nineteen years), the Company's ability to defer coupon interest for up to 20 consecutive quarters, and the subordinated nature of the obligations in the capital structure. The Company also receives rating agency equity credit for these securities.

(2) Leverage ratio equals total assets divided by tangible shareholders' equity.

(3) Adjusted leverage ratio equals adjusted total assets divided by tangible shareholders' equity.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                  F-19

    CONTACT: Morgan Stanley
             Investor Relations: William Pike, 212-761-0008
             Media Relations: Raymond O'Rourke, 212-761-4262